UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 5, 2013

Affirmative Insurance Holdings, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-50795	75-2770432
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4450 Sojourn Drive, Suite 500, Addison, Texas	75001
(Address of principal executive offices)	Zip Code

Registrant’s telephone, including area code: (972) 728-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 5, 2013, the Registrant’s annual meeting of stockholders was held at the Registrant’s Addison, Texas offices. A total of 15,014,795 of the Registrant’s shares of common stock were present or represented by proxy at the annual meeting. This represented approximately 97.45% of the Registrant’s shares outstanding on the April 15, 2013 record date. Three proposals were voted upon at the annual meeting and each was approved. Each of Thomas C. Davis, Nimrod T. Frazer, Mory Katz, Gary Y. Kusumi, David I. Schamis, Robert T. Williams and Paul J. Zucconi was elected as a director, each to serve until the Registrant’s next annual meeting of stockholders and until his successor is duly elected and qualified. In addition: (i) the appointment of KPMG LLP as the Registrant’s independent registered public accounting firm for 2013 by the Registrant’s Audit Committee was ratified by the Registrant’s stockholders, and (ii) a “say-on-pay” resolution approving the compensation of the Registrant’s named executive officers was approved on a non-binding, advisory basis by the Registrant’s stockholders.

The following table sets forth the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes for each of the proposals voted upon at the Registrant’s annual meeting of stockholders:

Description of Matter	For	Against	Withheld	Abstentions	Broker Non- Votes
1. Election of Directors:
Thomas C. Davis	11,953,604	n/a	757,932	n/a	2,303,259
Nimrod T. Frazer	12,582,694	n/a	128,842	n/a	2.303,259
Gary Y. Kusumi	11,951,604	n/a	759,932	n/a	2,303,259
Mory Katz	12,573,694	n/a	137,842	n/a	2,303,259
David I. Schamis	11,818,223	n/a	893,313	n/a	2,303,259
Robert T. Williams	12,580,694	n/a	130,842	n/a	2,303,259
Paul J. Zucconi	12,582,694	n/a	128,842	n/a	2,303,259
2. Ratification of the Appointment of KPMG LLP as the Registrant’s Independent Registered Public Accounting Firm for 2013.	14,499,460	15,335	n/a	0	0
3. Advisory Resolution on Executive Compensation (“Say-on-Pay”)	12,577,359	132,477	n/a	1,700	2,303,259

Item 8.01 Other Events

On June 5, 2013, the Registrant’s Board of Directors elected Thomas C. Davis to succeed Gary Y. Kusumi as the Registrant’s Chairman of the Board, effective immediately. Mr. Davis has been a director since the Registrant’s initial public offering in July 2004, and he serves as a member of the Registrant’s Audit, Compensation and Investment Committees.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “expect,” “anticipate,” “estimate” and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent our management’s judgment regarding future events. Although the Registrant believes that the expectations reflected in such forward-looking statements are reasonable, the Registrant can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. The Registrant cannot guarantee the accuracy of the forward-looking statements, and the Registrant’s actual results could differ materially from those contained any forward-looking statements due to a number of factors, including the statements under the heading “Risk Factors” contained in the Registrant’s filings with the Securities and Exchange Commission. Accordingly, such forward-looking statements are subject to a number of risks and uncertainties and may cause actual results to differ materially from the Registrant’s expressed expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFIRMATIVE INSURANCE HOLDINGS, INC.

	By:	/s/ Joseph G. Fisher
Date: June 7, 2013	Name: Joseph G. Fisher
Title: Executive Vice President, General Counsel and Secretary